Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 344,603,000
Previously Paid Amount	0
Total Fee Amount	50,863.41
Total Offset Amount	0
Net Fee	$ 50,863.41